Exhibit 10.1

AMENDMENT NO. 3 TO LOAN AGREEMENT AND WAIVER

This Amendment No. 3 to Loan Agreement and Waiver dated and effective as of May 10, 2018 (this “Amendment”) is made by and among Edgewater Technology, Inc., (“Edgewater”) a Delaware corporation having an address of 200 Harvard Mill Square, Suite 210, Wakefield, Massachusetts 01880 and its Subsidiaries now or hereafter listed in Schedule 1 hereto (with Edgewater, collectively, the “Borrower”) and Citizens Bank, N.A., formerly known as RBS Citizens, N.A. a national banking association with an address at 28 State Street, Boston, Massachusetts 02109 (the “Lender”). All capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

RECITALS

The Borrower is indebted to Lender pursuant to a certain Loan Agreement dated as of September 23, 2013 by and among Lender and Borrower, as amended by Amendment No. 1 and Joinder dated December 21, 2015 and by Amendment No. 2 and Waiver dated March 16, 2018 (the “Loan Agreement”). The indebtedness described in the Loan Agreement has been further evidenced by an Amended and Restated Revolving Note dated as of December 21, 2015 in the principal amount of up to $15,000,000.00 (the “Revolving Note”).

The Borrower has advised the Lender that the Borrower failed to comply with the Minimum Interest Coverage covenant contained in Section 6(j) of the Loan Agreement for the reporting period ended March 31, 2018. The Borrower has requested that the Lender agree to waive the Borrower’s failure to comply with such covenant for such reporting period.

The Lender and the Borrower have agreed to modify certain other provisions of the Loan Agreement.

AGREEMENT

In consideration of the foregoing, of the undertakings of the parties hereunder and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

A.	Amendments to Loan Agreement.

1.	The following new definition is hereby added to Section 1 of the Loan Agreement in appropriate alphabetical order:

“Cash Collateral” means a cash deposit in a segregated deposit account with the Lender in the amount of $4,000,000.00, which shall be increased to $5,000,000.00 on or before May 21, 2018.

2.	The definition of the term “Collateral” contained in Section 1 of the Loan Agreement is hereby deleted and replaced with the following new definition for such term:

“Collateral” means any collateral pledged by the Borrower to the Lender as security for the Borrower’s Obligations under this Agreement and the Note, including any collateral pledged pursuant to the Security Agreements and IP Security Agreements and the Cash Collateral.”

3.	Section 7(c) of the Loan Agreement is hereby deleted in its entirety and is replaced by the following new Section 7(c):

“(c)     Set-off. In addition to any rights now or hereafter granted under the Loan Documents and under applicable law and not by way of limitation of any such rights, the Lender is hereby authorized at any time after the occurrence of an Event of Default, without presentment, demand, protest or other notice of any kind to the Borrower, all of which are hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to the Lender under this Agreement or otherwise, irrespective of whether or not the Lender shall have made any demand under this Agreement and although said Obligations, liabilities or claims, or any of them, may then be contingent or unmatured and without regard for the availability or adequacy of other collateral. The Borrower grants to the Lender a security interest with respect to all of its deposits and securities or other property in the possession of the Lender from time to time, including without limitation thereof in the Cash Collateral, and, upon the occurrence of any Event of Default the Lender may exercise all rights and remedies of a secured party under the Uniform Commercial Code with respect thereto.”

B.	Waivers.

1.      The Lender hereby waives the Borrower’s failure to comply with the Minimum Interest Coverage covenant contained in Section 6(j) of the Loan Agreement for the reporting period ended March 31, 2018.

2.      The waiver provided by the Lender in Section 1 above is a one-time waiver of such covenant, applicable only to the specific covenant and specific time period set forth in Section 1. The Lender’s granting of such waiver shall not be deemed to constitute a course of conduct or dealing or to indicate that the Lender will be willing to waive the Borrower’s failure to comply with such covenant or with any other terms or conditions of the Loan Agreement or the other Loan Documents at any other time. The Lender reserves the right to require strict compliance by the Borrower with each and every term and condition set forth in the Loan Documents.

3.      As a condition to the within waiver, the Borrower has this day delivered to the Lender good and immediately available funds in the amount of $4,000,000.00 as Cash Collateral for the Obligations. The within waiver is subject to the further condition subsequent that the Borrower deposit with the Lender on or before May 21, 2018 and additional sum of $1,000,000.00 such that the Cash Collateral shall be at least $5,000,000.00 on or before May 21, 2018.

C.	Miscellaneous.

1.      Conditions of Effectiveness. This Amendment shall become effective when, and only when, Lender shall have received: (a) a counterpart of this Amendment executed by each Borrower, (b) deposit by the Borrower with the Lender of the initial Cash Collateral of $4,000,000.00, and (c) such other documents, instruments and agreements as Lender may reasonably request.

The within waiver and amendments are also subject to Borrower’s reimbursement to Lender of reasonable legal fees, expenses and other disbursements in connection with this Amendment and closing of the transactions contemplated hereby.

2.      No Other Changes. Except for the specific amendments contained herein, no other changes are hereby made to the Loan Agreement, and each Borrower reaffirms its obligations under the Loan Documents (as amended hereby) in their entirety. This Amendment is not intended to extinguish or affect any of the debt evidenced by the Notes or to otherwise modify any of the obligations under any of the Loan Documents, except as amended hereby.

3.      Representations, Warranties and Releases. Each Borrower hereby represents and warrants as follows, giving effect to the within waiver: (a) the representations and warranties contained in Section 3 of the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); (b) no Default or Event of Default as described in the Loan Agreement has occurred and is continuing or would result from the signing of this Amendment or the transactions contemplated hereby; and (c) there has been no material adverse change in the condition of Borrower or the ability of Borrower to perform its respective Obligations as amended hereby since the date of the last financial statements furnished to Lender. Each Borrower further: (i) acknowledges and agrees that the Lender has performed all of its obligations under the Loan Documents through the date hereof (ii) acknowledges and agrees that the Borrower has no defense to the full and timely payment and performance of its Obligations under the Loan Documents and (iii) waives any and all defenses, setoffs and counterclaims, if any, against Lender arising out of or related to the Loan Documents or any actions taken by Lender to the date of the execution of this Agreement in connection therewith. Each Borrower hereby releases, remise and discharges the Lender and all past, present and future officers, directors, stockholders, agents, employees, attorneys, consultants, subsidiaries, affiliates, participants, successors and assigns of the Lender from any and all claims, demands and causes of action of any kind, whether known or unknown, arising out of or related to the Loan Documents up to the date of this Amendment.

4.      Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. Except as specifically amended above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

5.      Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilities hereunder and thereunder.

6.      Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7.      WAIVER OF JURY TRIAL.    BORROWER AND LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY KIND OR NATURE RELATED DIRECTLY OR INDIRECTLY TO (a) THIS AMENDMENT, (b) THE TRANSACTIONS AND OBLIGATIONS CONTEMPLATED HEREBY AND BY THE OTHER LOAN DOCUMENTS, OR (c) ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN), OR ACTIONS OF LENDER OR BORROWER. THE WAIVER MADE HEREUNDER IS MADE KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY FOR SUBSTANTIAL CONSIDERATION AND AS AN INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

8.      Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

[Signatures appear on the following Pages 5 and 6.]

IN WITNESS WHEREOF, this Note has been executed and delivered under seal May 10, 2018.

BORROWER: Edgewater Technology, Inc.

/s/ Tom Reid	By	/s/Paul McNeice
Witness	Name:	Paul McNeice
	Title:	Interim Chief Financial Officer

Edgewater Technology (Delaware), Inc.

/s/ Tom Reid	By	/s/Paul McNeice
Witness	Name:	Paul McNeice
	Title:	Interim Chief Financial Officer

Edgewater Technology-Ranzal, LLC

/s/ Tom Reid	By	/s/Paul McNeice
Witness	Name:	Paul McNeice
	Title:	Interim Chief Financial Officer

Fullscope, Inc.

/s/ Tom Reid	By	/s/Paul McNeice
Witness	Name:	Paul McNeice
	Title:	Interim Chief Financial Officer

Edgewater Technology-Branchbird, Inc.

/s/ Tom Reid	By	/s/Paul McNeice
Witness	Name:	Paul McNeice
	Title:	Interim Chief Financial Officer

Edgewater Technology-M2, Inc.

/s/ Tom Reid	By	/s/Paul McNeice
Witness	Name:	Paul McNeice
	Title:	Interim Chief Financial Officer

Edgewater Technology-Zero2Ten, Inc.

/s/ Tom Reid	By	/s/Paul McNeice
Witness	Name:	Paul McNeice
	Title:	Interim Chief Financial Officer

IN WITNESS WHEREOF, this Note has been executed and delivered under seal May 10, 2018.

LENDER Citizens Bank, N.A.

/s/ Tom Reid	By:	/s/ Brendan Roche
Witness	Name:	Brendan Roche
	Title:	SVP

Schedule 1

Schedule of Borrowers

Borrower	Address	Federal Id No.
Edgewater Technology, Inc.
Edgewater Technology (Delaware), Inc.
Edgewater Technology-Ranzal, LLC
Fullscope, Inc.
Edgewater Technology-Branchbird, Inc.
Edgewater Technology-M2, Inc.
Edgewater Technology-Zero2Ten, Inc.
Edgewater Solutions Canada, Inc. (subsidiary; not a borrower)